March 4, 2020

BNY MELLON WORLDWIDE GROWTH FUND, INC.

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund is managed by a team of portfolio managers employed by Sarofim & Co., consisting of Fayez Sarofim, Alan R. Christensen, CFA, Catherine Crain, Gentry Lee, Christopher Sarofim and Charles Sheedy.  The team is supported by Sarofim & Co.'s Investment Committee, all the members of which are senior investment professionals at Sarofim & Co.  The team members hold the following positions at Sarofim & Co.: Mr. Fayez Sarofim is Chairman of the Board and Co-Chief Investment Officer, Mr. Christensen is the President and Head of Investment Risk, Ms. Crain is a Vice President and Director of Marketing and Client Services, Mr. Lee is Chief Executive Officer and Co-Chief Investment Officer, Mr. Christopher Sarofim is Vice Chairman, and Mr. Sheedy is a Senior Vice President.  Messrs. Fayez Sarofim and Christopher Sarofim have been portfolio managers of the fund since July 1993 (the fund's inception) and April 1997, respectively.  Mr. Christensen has been a portfolio manager of the fund since March 2020.  Ms. Crain and Mr. Sheedy have been portfolio managers of the fund since October 2000.  Mr. Lee has been a portfolio manager of the fund since November 2010.

The following information supersedes and replaces the information in the fourth paragraph in the section "Fund Details – Management" in the prospectus:

The fund is managed by a team of portfolio managers employed by Sarofim & Co., consisting of Fayez Sarofim, Alan R. Christensen, CFA, Catherine Crain, Gentry Lee, Christopher Sarofim and Charles Sheedy, who are jointly and primarily responsible for managing the fund's portfolio.  The team is supported by Sarofim & Co.'s Investment Committee, all the members of which are senior investment professionals at Sarofim & Co.  The Investment Committee directs and monitors Sarofim & Co.'s internal, fundamental research efforts.  The team of portfolio managers operates within the guidelines set by the Investment Committee.  Mr. Fayez Sarofim, Chairman of the Board and Co-Chief Investment Officer, founded Sarofim & Co. in 1958 and has been a portfolio manager of the fund since its inception in July 1993.  Mr. Christensen is the President and Head of Investment Risk of Sarofim & Co., where he has been employed since 2005 and oversees Sarofim's marketing, client services, operations, and technology incentives.  He has been a portfolio manager of the fund since March 2020.  Ms. Crain is a Vice President and Director of Marketing and Client Services at Sarofim & Co., where she has been employed since 1993.  She has been a portfolio manager of the fund since October 2000.  Mr. Lee is the Chief Executive Officer and Co-Chief Investment Officer of Sarofim & Co., where he has been employed since 1998, and is responsible for overseeing investment, client services and business operations.  He has been a portfolio manager of the fund since November 2010.  Mr. Christopher Sarofim is the Vice Chairman of Sarofim & Co., where he has been employed since 1988.  He has been a portfolio manager of the fund since April 1997.  Mr. Sheedy is a Senior Vice President at Sarofim & Co., where he has been employed since 1971.  He has been a portfolio manager of the fund since October 2000.

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